SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2006

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 951-4800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

The firm of Ernst & Young LLP (“E&Y) has served as FTI Consulting, Inc.’s (“FTI’s”) independent registered public accounting firm since FTI’s initial public offering in 1996, including FTI’s fiscal year ended December 31, 2005 as ratified by FTI’s stockholders at the 2005 annual meeting held on May 18, 2005. E&Y informed us during the first quarter of 2006 that E&Y may wish to retain us as a vendor on various matters. Depending on the scope and nature of such engagements, E&Y has advised us that E&Y’s independence could become impaired and thereby would preclude the firm from continuing to serve as FTI’s independent registered public accounting firm. Therefore, to preserve E&Y’s independence a mutual decision was reached between E&Y and FTI in which E&Y would defer taking any action towards engaging FTI for such projects until FTI had engaged new auditors, so that E&Y would retain its independence as our independent registered public accounting firm.

The Audit Committee of FTI’s Board of Directors approved changing FTI’s independent registered public accounting firm of FTI on April 25, 2006. On April 26, 2006, the Board of Directors ratified and adopted the decision to change FTI’s independent registered public accounting firm. On April 26, 2006, the Board’s decision was communicated to E&Y and FTI and E&Y mutually agreed to terminate E&Y’s services as FTI’s independent registered public accounting firm effective as of the completion of its review of our quarterly report on Form 10-Q for the quarter ended March 31, 2006.

The reports of E&Y on our consolidated financial statements as of December 31, 2005 and 2004 and for the years then ended contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years and through the interim period ended March 31, 2006 and date of this Current Report on Form 8-K, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused E&Y to make reference thereto in their reports on the financial statements for such years. During the years ended December 31, 2005 and 2004 and through the interim period ended March 31, 2006 and the date of this Current Report on Form 8-K, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

E&Y has furnished us with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements, which is filed as Exhibit 16.1 to this Current Report on Form 8-K.

As of April 26, 2006, the Audit Committee retained KPMG LLP as FTI’s independent registered public accounting firm for the fiscal year ending December 31, 2006. During FTI’s fiscal years ended December 31, 2005 and December 31, 2004 and during the subsequent interim period through March 31, 2006, neither FTI nor anyone on FTI’s behalf consulted KPMG LLP regarding any of the matters referred to in Item 304(a)(2) of Regulation S-K.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits.

	16.1	Letter dated April 26, 2006 from Ernst & Young LLP to the Securities and Exchange Commission regarding change in certifying accountant

	99.1	Press Release dated April 26, 2006 of FTI Consulting, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: April 26, 2006	By:	/s/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter dated April 26, 2006 from Ernst & Young LLP to the Securities and Exchange Commission regarding change in certifying accountant

99.1	Press Release dated April 26, 2006 of FTI Consulting, Inc.